Document And Entity Information	6 Months Ended
Jun. 30, 2011
Document And Entity Information
Document Type	S-1
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Document Fiscal Year Focus	2011
Entity Registrant Name	BIOJECT MEDICAL TECHNOLOGIES INC
Entity Central Index Key	0000810084
Current Fiscal Year End Date	--12-31
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash	$ 894,318	$ 180,154	$ 1,146,318
Accounts receivable, net of allowance for doubtful accounts of $5,149, $5,149 and $5,149	521,525	837,890	899,311
Inventories	1,500,603	626,458	867,676
Other current assets	160,162	70,403	20,951
Total current assets	3,076,608	1,714,905	2,934,256
Property and equipment, net of accumulated depreciation of $7,939,270, $7,768,893 and $7,343,888	476,380	645,346	1,070,088
Other assets, net	1,329,245	1,309,478	1,251,838
Total assets	4,882,233	3,669,729	5,256,182
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	1,359,647	945,816	949,963
Accrued payroll	263,451	225,144	163,512
Short-term notes payable	225,000		124,758
Derivative liabilities			32,451
Other accrued liabilities	763,805	481,165	690,663
Deferred revenue	359,993	176,207	276,272
Total current liabilities	2,971,896	1,828,332	2,237,619
Long-term liabilities:
Deferred revenue	1,047,913	1,136,016	1,222,427
Other long-term liabilities	250,548	324,551	348,161
Commitments
Shareholders' equity:
Preferred stock
Common stock, no par value, 100,000,000 shares authorized; 18,851,312 shares issued and outstanding at June 30,2011, 18,455,094 shares issued and outstanding at December 31, 2010 and 17,729,111 at December 31, 2009	114,875,743	114,762,654	114,355,059
Accumulated deficit	(123,695,765)	(123,761,653)	(122,189,370)
Total shareholders' equity	611,876	380,830	1,447,975
Total liabilities and shareholders' equity	4,882,233	3,669,729	5,256,182
Series D Preferred Stock [Member]
Shareholders' equity:
Preferred stock	1,878,768	1,878,768	1,878,768
Series E Preferred Stock [Member]
Shareholders' equity:
Preferred stock	5,478,466	5,478,466	5,478,466
Series F Preferred Stock [Member]
Shareholders' equity:
Preferred stock	723,025	723,025	720,018
Series G Preferred Stock [Member]
Shareholders' equity:
Preferred stock	$ 1,351,639	$ 1,299,570	$ 1,205,034

Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, allowance for doubtful accounts	$ 5,149	$ 5,149	$ 5,149
Property and equipment, accumulated depreciation	7,939,270	7,768,893	7,343,888
Preferred stock, par value
Preferred stock, shares authorized	10,000,000	10,000,000	10,000,000
Common stock, par value
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	18,851,312	18,455,094	17,729,111
Common stock, shares outstanding	18,851,312	18,455,094	17,729,111
Series D Preferred Stock [Member]
Preferred stock, shares issued	2,086,957	2,086,957	2,086,957
Preferred stock, shares outstanding	2,086,957	2,086,957	2,086,957
Preferred stock, liquidation preference	2,400,000	2,400,000	1.15
Series E Preferred Stock [Member]
Preferred stock, shares issued	3,308,392	3,308,392	3,308,392
Preferred stock, shares outstanding	3,308,392	3,308,392	3,308,392
Preferred stock, liquidation preference	5,286,704	5,286,704	1.37
Series F Preferred Stock [Member]
Preferred stock, shares issued	8,314	8,314	8,314
Preferred stock, shares outstanding	8,314	8,314	8,314
Preferred stock, liquidation preference	723,025	723,025	75
Series G Preferred Stock [Member]
Preferred stock, shares issued	92,449	92,449	92,448
Preferred stock, shares outstanding	92,449	92,449	92,448
Preferred stock, liquidation preference	$ 1,351,639	$ 1,299,570	$ 13

Consolidated Statements Of Operations (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Net sales of products	$ 2,184,757	$ 1,040,222	$ 3,806,370	$ 2,131,590	$ 5,146,136	$ 6,092,919
Licensing and technology fees	209,155	116,975	330,818	213,329	431,305	599,072
Total revenue	2,393,912	1,157,197	4,137,188	2,344,919	5,577,441	6,691,991
Operating expenses:
Manufacturing	1,271,327	808,211	2,323,857	1,617,117	3,864,314	4,067,494
Research and development	399,755	372,931	710,061	745,300	1,355,321	1,563,132
Selling, general and administrative	446,508	569,448	980,248	1,083,295	2,045,395	1,945,187
Total operating expenses	2,117,590	1,750,590	4,014,166	3,445,712	7,265,030	7,575,813
Operating income (loss)	276,322	(593,393)	123,022	(1,100,793)	(1,687,589)	(883,822)
Interest income	27	1,057	574	3,262	5,160	11,239
Interest expense	(2,781)	(2,955)	(5,639)	(32,891)	(38,681)	(196,954)
Other Income					213,919
Change in fair value of derivative liabilities		39,217		31,685	32,451	(9,673)
Total non-operating income (expenses)	(2,754)	37,319	(5,065)	2,056	212,849	(195,388)
Net income (loss)	273,568	(556,074)	117,957	(1,098,737)	(1,474,740)	(1,079,210)
Preferred stock dividends	(26,034)	(24,107)	(52,069)	(49,331)	(97,543)	(53,084)
Net income (loss) allocable to common shareholders	$ 247,534	$ (580,181)	$ 65,888	$ (1,148,068)	$ (1,572,283)	$ (1,132,294)
Basic and diluted net loss per common share allocable to common shareholders					$ (0.09)	$ (0.07)
Basic net income (loss) per common share allocable to common shareholders	$ 0.01	$ (0.03)	$ 0	$ (0.06)
Shares used in basic per share calculations	18,689,480	17,823,950	18,584,537	17,776,792
Diluted net income (loss) per common share allocable to common shareholders	$ 0.01	$ (0.03)	$ 0	$ (0.06)
Shares used in diluted per share calculations	36,294,172	17,823,950	25,793,148	17,776,792	17,841,974	17,027,748

Consolidated Statements Of Shareholders' Equity (USD $)	Series D Preferred Stock [Member] Preferred Stock [Member]	Series E Preferred Stock [Member] Preferred Stock [Member]	Series F Preferred Stock [Member] Preferred Stock [Member]	Series F Preferred Stock [Member]	Series G Preferred Stock [Member] Preferred Stock [Member]	Series G Preferred Stock [Member]	Common Stock [Member]	Accumulated Deficit [Member]	Total
Beginning Balance at Dec. 31, 2008	$ 1,878,768	$ 5,478,466	$ 670,134				$ 113,962,525	$ (121,057,076)	$ 932,817
Beginning Balance, Shares at Dec. 31, 2008	2,086,957	3,308,392	8,314				16,436,420
Compensation expense related to fair value of stock-based awards							316,617		316,617
Compensation expense related to fair value of stock-based awards, Shares							688,053
Stock issued in connection with 401(k) and ESPP							75,917		75,917
Stock issued in connection with 401(k) and ESPP, Shares							604,640
Conversion of $600,000 convertible note and accrued interest					1,201,834				1,201,834
Conversion of $600,000 convertible note and accrued interest, Shares					92,448
Preferred Stock Dividends			49,884	49,884	3,200	3,200			53,084
Net loss allocable to common shareholders								(1,132,294)	(1,132,294)
Ending Balance at Dec. 31, 2009	1,878,768	5,478,466	720,018		1,205,034		114,355,059	(122,189,370)	1,447,975
Ending Balance, Shares at Dec. 31, 2009	2,086,957	3,308,392	8,314		92,448		17,729,113
Compensation expense related to fair value of stock-based awards							368,483		368,483
Compensation expense related to fair value of stock-based awards, Shares							330,783
Stock issued in connection with 401(k) and ESPP							39,112		39,112
Stock issued in connection with 401(k) and ESPP, Shares							385,200
Preferred Stock Dividends			3,007	3,007	94,536	94,536			97,543
Net loss allocable to common shareholders								(1,572,283)	(1,572,283)
Ending Balance at Dec. 31, 2010	$ 1,878,768	$ 5,478,466	$ 723,025		$ 1,299,570		$ 114,762,654	$ (123,761,653)	$ 380,830
Ending Balance, Shares at Dec. 31, 2010	2,086,957	3,308,392	8,314		92,448		18,445,096

Consolidated Statements Of Shareholders' Equity (Parenthetical) (USD $)	12 Months Ended
Dec. 31, 2009
Consolidated Statements Of Shareholders' Equity
Conversion of Convertible Note and Accrued Interest	$ 600,000

Consolidated Statements Of Cash Flows (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 117,957	$ (1,098,737)	$ (1,474,740)	$ (1,079,210)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Compensation expense related to fair value of stock-based awards	70,822	224,558	368,483	316,617
Stock contributed to 401(k) Plan	23,336	26,087	39,112	57,117
Depreciation and amortization	226,177	287,214	555,309	667,883
Patent write-off			26,266	59,947
Other non-cash interest expense		25,242	25,242	153,839
Change in fair value of derivative instruments		(31,685)	(32,451)	9,673
Change in deferred revenue	95,683	(20,334)	(186,476)	(339,711)
Change in deferred rent	(44,777)	5,023	(18,976)	54,071
Changes in operating assets and liabilities:
Accounts receivable, net	316,365	395,113	61,421	(421,982)
Inventories	(874,145)	(8,737)	241,218	139,747
Other current assets	(63,328)	(42,535)	(49,452)	46,934
Accounts payable	387,649	(282,057)	(4,147)	276,940
Accrued payroll	38,307	27,998	61,632	1,890
Other accrued liabilities	282,640	15,084	(209,498)	172,251
Net cash provided by (used in) operating activities	576,686	(477,766)	(597,057)	116,006
Cash flows from investing activities:
Payments for purchase of property and equipment	(1,411)		(18,967)	(17,602)
Other assets	(75,567)	(63,012)	(195,506)	(146,872)
Net cash used in investing activities	(76,978)	(63,012)	(214,473)	(164,474)
Cash flows from financing activities:
Proceeds from short-term debt	225,000
Debt issuance costs	(7,500)
Principal payments made on short and long-term debt		(150,000)	(150,000)	(660,000)
Payments made on capital lease obligations	(3,044)	(4,633)	(4,634)	(15,906)
Net proceeds from sale of Series G preferred stock				500,000
Net proceeds from sale of common stock				18,800
Net cash provided by (used in) financing activities	214,456	(154,633)	(154,634)	(157,106)
Increase (decrease) in cash	714,164	(695,411)	(966,164)	(205,574)
Cash:
Beginning of period	180,154	1,146,318	1,146,318	1,351,892
End of period	894,318	450,907	180,154	1,146,318
Supplemental disclosure of cash flow information:
Cash paid for interest	2,923	2,625	3,161	35,018
Supplemental non-cash information:
Preferred stock dividend to be settled in Series F or Series G preferred stock	52,069	49,331	97,543	53,084
Issuance of warrants in connection with convertible debt financing	18,931
Issuance of Series G preferred stock in exchange for note payable and accrued interest				$ 701,834

The Company, Basis Of Presentation And Going Concern	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
The Company, Basis Of Presentation And Going Concern
The Company, Basis Of Presentation And Going Concern

Note 1. Basis of Presentation and Going Concern

The financial information included herein for the three and six-month periods ended June 30, 2011 and 2010 is unaudited; however, such information reflects all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods. The financial information as of December 31, 2010 is derived from Bioject Medical Technologies Inc.'s 2010 Annual Report on Form 10-K for the year ended December 31, 2010. The interim consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in Bioject's 2010 Annual Report on Form 10-K. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the full year.

Due to our limited availability of additional committed capital, history of recurring losses, negative cash flows, accumulated deficit and lack of sufficient long-term sales commitments, there is substantial doubt about our ability to continue as a going concern. We have historically suffered recurring operating losses and negative cash flows from operations. As of June 30, 2011, we had an accumulated deficit of  $123.7 million with total shareholders' equity of  $0.6 million. Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles, assuming that we will continue as a going concern.

At June 30, 2011, we had cash of  $0.9 million and working capital of  $0.1 million. We continue to monitor our cash and have previously taken measures to reduce our expenditure rate and delay capital and maintenance expenditures. In addition, as discussed in Note 7 below, in the second quarter of 2011, we entered into a debt financing agreement with proceeds of  $225,000.

However, if we do not enter into one or more licensing, development or supply agreements with sufficient up-front payments or increase sales to current customers or markets, we may need to do one or more of the following to provide additional resources during 2012:

•	secure additional debt financing;

•	secure additional equity financing;

•	secure a strategic partner; or

•	reduce our operating expenditures.

While management continues to pursue a number of strategic options and alternatives to keep Bioject operating, there are no assurances that we will be successful. Additional financing may not be available to us on acceptable terms or at all. If we are unable to obtain additional resources, our business could be adversely affected and we could be forced to cease operations.

In April 2011, we eliminated the 10% pay reductions that were implemented in February 2009 for all non-executive employees. Executive officers continue to maintain a voluntary 20% pay reduction.

1.	THE COMPANY:

General

The consolidated financial statements of Bioject Medical Technologies Inc. include the accounts of Bioject Medical Technologies Inc., an Oregon corporation, and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated.

We commenced operations in 1985 for the purpose of developing, manufacturing and distributing needle-free injection therapy systems ("NFITS"). Since our formation, we have been engaged principally in organizational, financing, research and development and marketing activities. Our revenues to date have been derived primarily from licensing and technology fees for the jet injection technology and from product sales of the B-2000, Vial Adapter and spring-powered Vitajet® devices and syringes.

Going Concern and Cash Requirements

Our financial statements have been prepared on a going concern basis. We have historically suffered recurring operating losses and negative cash flows from operations. As of December 31, 2010, we had an accumulated deficit of  $123.8 million with total shareholders' equity of  $0.4 million. Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles, assuming that we will continue as a going concern.

At December 31, 2010, we had a cash balance of  $0.2 million and we had a working capital deficit of  $0.1 million.

In March 2010, we repaid the remaining  $150,000 of debt we had outstanding and, as of December 31, 2010, we did not have any short or long-term debt outstanding.

In November 2010, we were awarded and received a  $244,000 grant pursuant to Section 48D of the Internal Revenue Code for Qualifying Therapeutic Discovery Projects. The award was in support of our development efforts regarding our dose sparing needle-free injection delivery systems. This grant, net of related expenses, was recorded as other income in our consolidated statements of operations.

We continue to monitor our cash and have previously taken measures to reduce our expenditure rate, including extended temporary salary reductions and rent deferrals. The rent deferrals become due beginning April 2011. In addition, we delayed capital and maintenance expenditures. However, if we do not enter into one or more licensing, development and supply agreements with sufficient up-front payments or increase sales to current customers or markets during 2011, we may need to do one or more of the following to raise additional resources, or reduce our cash requirements in order to continue operations:

•	secure additional debt financing;

•	secure additional equity financing;

•	secure a strategic partner; or

•	reduce our operating expenditures.

While management is committed to working on a number of strategic options and alternatives intended to keep us as a going concern, there is no assurance that we will be successful to continue operations over the next twelve months.

Inventories	6 Months Ended
Jun. 30, 2011
Inventories
Inventories

Note 2. Inventories

Inventories are stated at the lower of cost or market value. Cost is determined in a manner that approximates the first-in, first out (FIFO) method. Cost includes materials, labor and manufacturing overhead related to the purchase and production of inventories. Any write-down of inventory to the lower of cost or market at the close of a fiscal period creates a new cost basis that subsequently would not be marked up based on changes in underlying facts and circumstances.

Inventories consisted of the following:

	June 30, 2011	December 31, 2010
Raw materials and components	$923,183	$348,683
Work in process	184,715	74,385
Finished goods	392,705	203,390

	$1,500,603	$626,458

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Significant Accounting Policies
2.	SIGNIFICANT ACCOUNTING POLICIES:

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is our best estimate of the amount of probable credit losses in our existing accounts receivable. We do not have any off-balance sheet credit exposure related to our customers.

Historically, we have not had significant write-offs related to our accounts receivable. Our bad debt reserve totaled  $5,149 at both December 31, 2010 and 2009 and activity related to the bad debt reserve was immaterial in 2010 and 2009. We did not have any bad debt expense in 2010 or 2009.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined in a manner which approximates the first-in, first out (FIFO) method. Cost includes materials, labor and manufacturing overhead related to the purchase and production of inventories. Any write-down of inventory to the lower of cost or market at the close of a fiscal period creates a new cost basis that subsequently would not be marked up based on changes in underlying facts and circumstances.

Inventories consisted of the following:

	December 31,
	2010	2009
Raw materials and components	$348,683	$496,208
Work in process	74,385	132,537
Finished goods	203,390	238,931

	$626,458	$867,676

We evaluate the realizability of inventory values based on a combination of factors, including the following: historical and forecasted sales and usage rates, anticipated technology improvements and product upgrades, as well as other factors. All inventories are reviewed quarterly to determine if inventory carrying costs exceed market selling prices and if certain components have become obsolete. If our review indicates a reduction in utility below carrying value, we reduce inventory to a new cost basis. If circumstances related to our inventories change, our estimates of the realizability of inventory values could materially change.

Property and Equipment

Property and equipment are stated at cost. Expenditures for repairs and maintenance are expensed as incurred. We do not accrue for planned major maintenance expenditures. Expenditures that increase useful life or value are capitalized. For financial statement purposes, depreciation expense on property and equipment is computed on the straight-line method using the following lives:

Furniture and Fixtures	5 years
Machinery and Equipment	7 years
Computer Equipment	3 years
Production Molds	5 years

Leasehold improvements are amortized on the straight-line method over the shorter of the remaining term of the related lease or the estimated useful lives of the assets.

Other Assets

Other assets primarily includes costs incurred in the patent application process. Identifiable intangible assets with definite useful lives are amortized over the estimated useful life. We amortize our patent costs on a straight-line basis over the expected life of the patent, not to exceed the statutory life of 17 or 20 years. Our patents are evaluated for impairment as discussed below in "Accounting for Long-Lived Assets."

Accounting for Long-Lived Assets

Our long-lived assets include property, plant and equipment and patents. We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset might not be recoverable, utilizing an undiscounted cash flow analysis. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is only recognized to the extent the carrying amount exceeds the fair value of the asset. No impairment charges related to our long-lived assets were recorded during 2010 or 2009.

Fair Value of Financial Assets and Liabilities

We estimate the fair value of our monetary assets and liabilities, including, but not limited to, accounts receivable, accounts payable and debt, based upon comparison of such assets and liabilities to the current market values for instruments of a similar nature and degree of risk. We estimate that the recorded value of all our monetary assets and liabilities approximates fair value as of December 31, 2010 and 2009. See also Note 3.

Fair Value of Derivative Liabilities

We recorded derivative liabilities in connection with our convertible debt and equity financing agreements entered into in 2006. Derivative liabilities were presented at fair value each reporting period and changes in fair value were recorded in earnings. The fair value of derivative liabilities was determined using the Black-Scholes valuation model as described in Note 3. As of December 31, 2010, we did not have any derivative liabilities on our balance sheet.

Revenue Recognition

Product Sales and Concentrations

We record revenue from sales of our products upon delivery, which is when title and risk of loss have passed to the customer, the price is fixed or determinable and collectibility is assured.

Product sales to customers accounting for 10% or more of our product sales were as follows:

	Year Ended December 31,
	2010	2009
Merial	46%	26%
Serono	21%	29%
Ferring	20%	20%

At December 31, 2010 and 2009, accounts receivable from Merial accounted for approximately 70% and 60%, respectively, of our gross accounts receivable. Two additional customers accounted for a total of 25% of our gross accounts receivable as of December 31, 2010. Three additional customers accounted for a total of 37% of our gross accounts receivable as of December 31, 2009.

License and Development Fees

Product development revenue is recognized, to the extent of cash received, on a percentage-of-completion basis as qualifying expenditures are incurred. Licensing revenues, if separable, are recognized over the term of the license agreement. Revenue arrangements with multiple elements are required to be broken out as separate units of accounting based on their relative fair values. Revenue for a separate unit of accounting should be recognized only if the amount due can be reliably measured and the earnings process is substantially complete. Any units that cannot be separated must be accounted for as a combined unit.

Effective January 1, 2011, we adopted the guidance in Accounting Standards Update ("ASU") 2010-17, "Revenue Recognition – Milestone Method," which provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. Research or development arrangements frequently include payment provisions whereby a portion or all of the consideration is contingent upon milestone events such as successful completion of phases in a drug study or achieving a specific result from the research or development efforts. We recognize these milestone payments as revenue in their entirety upon achieving the related milestone.

Should agreements be terminated prior to completion, or should we change our estimates of percentage of completion, we could have unanticipated fluctuations in our revenue on a quarterly basis. Amounts received prior to meeting recognition criteria are recorded on our balance sheet as deferred revenue and are recognized according to the terms of the associated agreements. At December 31, 2010, deferred revenue totaled approximately  $1.3 million and included amounts received from Merial.

Licensing and Development Agreements

During 2010 and 2009, we had licensing and/or development agreements, which often included commercial product supply provisions, with Merial and Vical. A detailed summary of the Merial agreement follows:

Merial In August 2002, we entered into an exclusive license and supply agreement with Merial, the world's leading animal health company, for delivery of Merial's veterinary pharmaceuticals and vaccines utilizing a veterinary-focused needle-free injector system for production animals, which is currently in development. The agreement had an original term of five years and was extended in August 2007 through December 2009 and has not been renewed. Commercialization was achieved in February 2007.

In March 2004, we signed a second license and supply agreement with Merial. Under terms of this agreement, we provided Merial with an exclusive license for use of a modified version of our Vitajet® needle-free injector system for use in veterinary clinics to administer vaccines for the companion animal market. The agreement has a five-year term with a three-year automatic renewal. This product was commercialized in 2005.

The March 2004 agreement may be terminated by Merial for any reason and all of the agreements may be terminated by either party for failure to meet contractual obligations or for bankruptcy.

In May 2006, we signed an additional agreement with Merial to deliver a modified Vitajet® 3 for delivery of one of their proprietary vaccines for use in the companion animal market. This agreement was terminated upon entering into the June 2008 agreement discussed below.

In June 2008, we signed a new long-term exclusive license, development and supply agreement with Merial for a next generation companion animal device, which allows for the delivery of injectables. The agreement included a non-refundable, up-front license payment of  $1.4 million. During 2010 and 2009, we recognized deferred revenue of  $174,000 and  $319,000, respectively. Deferred revenue at December 31, 2010 was  $1.3 million, which will be recognized over the remaining 8 year term of the agreement. The agreement also includes development milestones with associated payments, provisions for capital equipment and a supply agreement extending up to 10 years. In December 2010, this agreement was modified to enhance the supply chain management process through 2011. In both 2010 and 2009, we received development milestone payments totaling  $0.1 million. We also had product sales to Merial totaling  $2.4 million and  $1.6 million, respectively, in 2010 and 2009. In December 2010, we modified the agreement to enhance the supply chain management process and cash flow through 2011.

We are also entitled to receive royalty payments on Merial's vaccine sales under the 2004 agreement, if and when they occur, which utilize the needle-free injector systems. Any additional indications or drugs will have separately negotiated terms. At December 31, 2010 and 2009, total deferred revenue related to Merial was  $1.3 million and  $1.4 million respectively.

Supply Agreements

In addition to the agreements described above, we currently have supply agreements with Ferring Pharmaceuticals Inc. and Serono.

Serono In October 2007, we entered into a three-year, non-exclusive supply agreement with Serono for the delivery of the cool.click™ and Serojet™ spring-powered needle-free device for use with its recombinant human growth hormone drugs. At December 31, 2010 and 2009, deferred revenue related to Serono was  $0 and  $0.1 million, respectively. We recognized revenue related to this and previous agreements with Serono totaling  $1.1 million and  $1.8 million in 2010 and 2009, respectively. In the first quarter of 2011, Serono extended the agreement with a one-time fixed extension of the agreement until December 31, 2011.

Ferring Pharmaceuticals Inc. We had a 30-month agreement with Ferring for Vial Adapters for use with one of its drugs, which was extended in January 2007 by Ferring for two consecutive 12-month periods. In January 2009, we extended our agreement with Ferring for an additional three years with two, one-year options. Revenue recognized pursuant to this agreement and other product sales totaled  $1.0 million and  $1.2 million in 2010 and 2009, respectively.

Other Revenue Recognition Policies

We provide volume discounts to our customers, which are recorded as a reduction to revenue upon the sale of the related products.

Our return policy allows for unopened merchandise to be returned within 60 days of purchase for a 20% restocking fee. Returns have historically been immaterial and we do not maintain a reserve for returns. Returns are recorded as a reduction to revenue upon receipt, and the 20% restocking fee is recorded as revenue at the same time.

We recognize revenue related to products being developed pursuant to license and development agreements upon customer acceptance.

Research and Development

Expenditures for research and development are charged to expense as incurred.

Income Taxes

Deferred tax assets and liabilities are recognized for the future consequences of differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases (temporary differences). Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are recovered or settled. Valuation allowances for deferred tax assets are established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2010 and 2009, our deferred tax assets had a 100% valuation allowance.

We recognize benefits related to uncertain tax return positions in the financial statements if they are "more-likely-than-not" to be sustained by the taxing authority. We treat interest and penalties accrued on unrecognized tax benefits as tax expense within our financial statements.

Product Warranty

We have a one-year warranty policy for defective products with options to purchase extended warranties for additional years for our B2000 and Bioject® ZetaJet™ product lines and an 18-month warranty policy for the cool.click™ and SeroJet™. We review our accrued warranty on a quarterly basis utilizing recent return rates and sales levels. The estimated warranty is recorded as a reduction of product sales and is reflected on the accompanying consolidated balance sheet in other accrued liabilities. Our warranty accrual totaled  $5,000 at both December 31, 2010 and 2009. We have not experienced significant warranty activity at any time in the past and we do not expect significant warranty activity in the future.

Taxes Assessed by a Governmental Authority

We account for all taxes assessed by a governmental authority that are directly imposed on a revenue-producing transaction (i.e., sales, use, value added) on a net (excluded from revenues) basis.

Shipping and Handling Costs

Shipping and handling costs are included as a component of manufacturing costs.

Segment Reporting and Enterprise-Wide Disclosures

We operated in one segment during 2010 and 2009.

Revenue by product line was as follows:

	Year Ended December 31,
	2010	2009
Biojector® 2000 (or CO2 powered)	$672,518	$1,490,471
Spring Powered	3,446,704	3,305,119
Vial Adapters	1,026,914	1,297,329

	5,146,136	6,092,919
License and Technology Fees	431,305	599,072

	$5,577,441	$6,691,991

Geographic revenues, based on the location of the customers, were as follows:

	Year Ended December 31,
	2010	2009
United States	$4,382,178	$4,846,250
All other	1,195,263	1,845,741

All of our long-lived assets are located in the United States.

Comprehensive Income Reporting

Comprehensive loss did not differ from currently reported net loss in the periods presented.

Net Loss Per Share

Basic loss per common share is computed using the weighted average number of shares of common stock outstanding for the period. Diluted loss per common share is computed using the weighted average number of shares of common stock and dilutive common equivalent shares outstanding during the year. Common equivalent shares from stock options and other common stock equivalents are excluded from the computation when their effect is antidilutive.

We were in a loss position for both periods presented and, accordingly, there is no difference between basic loss per share and diluted loss per share since the common stock equivalents and the effect of convertible preferred stock and convertible debt under the "if-converted" method would be antidilutive.

Potentially dilutive securities that were not included in the diluted net loss per share calculations because they would be antidilutive were as follows:

	Year Ended December 31,
	2010	2009
Stock options, restricted stock units and warrants	4,131,069	2,933,211
Convertible preferred stock	15,471,626	15,471,549
Series E Payment-in-kind dividends	550,516	550,516
Series F Payment-in-kind dividends	133,263	128,624
Series G Payment-in-kind dividends	751,814	24,615
$1.25 million convertible debt	—	166,667

Total	21,038,288	19,275,182

Stock-Based Compensation

Stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense, using the straight-line method, over the employee's requisite service period (generally the vesting period of the equity award).

See Note 12 for additional information regarding stock-based compensation and our stock-based incentive plans.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the carrying amount of property and equipment, valuation allowances for receivables, inventory and deferred income taxes, the valuation of stock-based compensation and derivative liabilities and revenue recognition. Actual results could differ from those estimates.

Net Income (Loss) Per Common Share	6 Months Ended
Jun. 30, 2011
Net Income (Loss) Per Common Share
Net Income (Loss) Per Common Share

Note 3. Net Income (Loss) Per Common Share

Basic earnings per share ("EPS") and diluted EPS are the same for the three and six-month periods ended June 30, 2010 since we were in a loss position in those periods. Following is a reconciliation of basic EPS and diluted EPS for the three and six-month periods ended June 30, 2011 (in thousands, except per share amounts):

	Three Months Ended June 30, 2011			Six Months Ended June 30, 2011
	Net Income Allocable to Common Share- holders	Shares	Per Share Amount	Net Income Allocable to Common Share- holders	Shares	Per Share Amount
Basic EPS	$247,534	18,689,480	$0.01	$65,888	18,584,537	$0.00
Dilutive effect of stock options, restricted stock units ("RSUs") and warrants	—	296,941	—	—	298,083	0.00
Series D, E and F convertible preferred stock	—	6,910,528	—	—	6,910,528	—
Series G convertible preferred stock	26,034	10,397,223	—	—	—	—

Diluted EPS	$273,568	36,294,172	$0.01	$65,888	25,793,148	$0.00

Schedule of anti-dilutive securities excluded from computation of diluted EPS
Stock options and warrants		3,689,032			3,689,032
Series G convertible preferred stock		—			9,244,877
Series G payment-in-kind dividends		—			1,152,346

		3,689,032			14,086,255

The following common stock equivalents are excluded from the diluted loss per share calculations for the 2010 periods, as their effect would have been antidilutive:

Three and Six Months Ended June 30, 2010
Stock options, RSUs and warrants	4,934,731
Series D convertible preferred stock	2,086,957
Series E convertible preferred stock	3,308,392
Series F convertible preferred stock	831,400
Series G convertible preferred stock	9,244,877
Series E payment-in-kind dividends	550,516
Series F payment-in-kind dividends	133,263
Series G payment-in-kind dividends	380,950

Total	21,471,086

Fair Value Of Financial Assets And Liabilities	12 Months Ended
Dec. 31, 2010
Fair Value Of Financial Assets And Liabilities
Fair Value Of Financial Assets And Liabilities
3.	FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES:

As of December 31, 2010, we did not have any financial asset or liabilities that were valued at fair value on a recurring basis.

Certain of our previous convertible debt and equity agreements included derivative liabilities. These instruments were recorded at fair value and were marked to market each period using the Black-Scholes valuation model.

Following are the disclosures related to our previously-existing financial liabilities:

	Warrants issued in connection with March 2006 $1.5 million bridge loan(1)	$1.25 million convertible debt conversion feature(2)
Fair value at December 31, 2009	$(30,039)	$(2,412)
Change in fair value	30,039	2,412

Fair value at December 31, 2010	$—	$—

(1)	The warrants issued in connection with the March 2006 $1.5 million bridge loan expired in September 2010 and, accordingly, there is no value attributable to the warrants at December 31, 2010.
(2)	The $1.25 million convertible debt was paid off during the first quarter of 2010 and, accordingly, there is no value attributable to the conversion feature at December 31, 2010.

Product Sales And Concentrations	6 Months Ended
Jun. 30, 2011
Product Sales And Concentrations
Product Sales And Concentrations

Note 4. Product Sales and Concentrations

Product sales to customers accounting for 10% or more of our product sales were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Merial	45%	37%	57%	32%
Serono	36%	18%	21%	26%
Ferring	11%	30%	14%	30%

At June 30, 2011, accounts receivable from Merial, Serono and Ferring represented 15%, 64% and 14%, respectively, of the accounts receivable balance. No other customers accounted for 10% or more of our accounts receivable as of June 30, 2011.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant And Equipment
Property, Plant And Equipment
4.	PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment consisted of the following:

	December 31,
	2010	2009
Machinery and equipment	$4,852,268	$4,852,178
Production molds	3,068,027	3,068,027
Furniture and fixtures	351,719	351,719
Leasehold improvements	142,052	142,052
Assets in process	173	—

	8,414,239	8,413,976
Less – accumulated depreciation	(7,768,893)	(7,343,888)

	$645,346	$1,070,088

Depreciation expense was  $444,000 in 2010 and  $556,000 in 2009.

Assets in process include capital assets that are not yet ready for production and they are not depreciated until they are substantially complete and ready to be put into production. We did not record any capitalized interest related to our assets in process at December 31, 2010.

Facility Lease Amendment	6 Months Ended
Jun. 30, 2011
Facility Lease Amendment
Facility Lease Amendment

Note 6. Facility Lease Amendment

In March 2011, we entered into an agreement with the landlord of our Tualatin, Oregon facility, which provides for the repayment of deferred rent at the rate of  $2,000 per month for the period April 1, 2011 through March 31, 2012 and  $3,742 per month for the period April 1, 2012 through December 31, 2014.

Other Assets	12 Months Ended
Dec. 31, 2010
Other Assets
Other Assets
5.	OTHER ASSETS:

Other assets consist of patent costs. The gross amount of patents and the related accumulated amortization were as follows:

	December 31,
	2010	2009
Patents	$2,359,217	$2,204,392
Accumulated amortization	(1,049,739)	(952,554)

	$1,309,478	$1,251,838

Amortization expense, including  $26,266 and  $59,947 for the write-off of abandoned patents in 2010 and 2009, respectively, was as follows:

Year Ended December 31,	Patents	Debt Issuance Costs
2010	$137,866	$—
2009	171,545	6,790

Patents are amortized over their useful lives of 17 years with no residual value. Amortization is as follows over the next five years and thereafter:

Year Ending December 31,	Patents
2011	$111,600
2012	120,000
2013	120,000
2014	120,000
2015	120,000
Thereafter	717,878

Other Accrued Liabilities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Other Accrued Liabilities
Other Accrued Liabilities

Note 5. Other Accrued Liabilities

Included in other accrued liabilities was  $0.4 million at both June 30, 2011 and December 31, 2010 related to credits for Serono and  $0.3 million at June 30, 2011 related to customer deposits for Merial.

6.	OTHER ACCRUED LIABILITIES:
Included in other accrued liabilities was $0.4 million and $0.6 million at December 31, 2010 and 2009, respectively, related to prepaid inventory and credits for Serono.

401(K) Retirement Benefit Plan	12 Months Ended
Dec. 31, 2010
401(K) Retirement Benefit Plan
401(K) Retirement Benefit Plan
7.	401(K) RETIREMENT BENEFIT PLAN:

We have a 401(k) Retirement Benefit Plan for our employees. All employees, subject to certain age and length of service requirements, are eligible to participate. The plan permits certain voluntary employee contributions to be excluded from the employees' current taxable income under provisions of the Internal Revenue Code Section 401(k). We match 62.5% of employee contributions up to 6% of salary with our common stock and may make discretionary profit sharing contributions to all employees, which may either be made in cash or common stock. Participants are allowed to sell our common stock held in their account and reinvest it in other plan options. We issued 385,200 and 493,712 shares, respectively, and recorded an expense of  $39,000 and  $57,000, respectively, related to employer matches of our stock under the 401(k) Plan related to the years ended December 31, 2010 and 2009. The Board of Directors has reserved up to 1.8 million shares of common stock for these voluntary employer matches, of which 1.6 million shares have been issued, or were committed to be issued, at December 31, 2010.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes
8.	INCOME TAXES:

The income tax provision differs from the amount computed by applying the statutory federal income tax rate to pretax income as a result of the following differences:

	Year Ended December 31,
	2010	2009
Statutory tax rate	$(501,412)	$(366,931)
State taxes, net of federal tax	(54,389)	(33,344)
Permanent and other items	(74,020)	(14,379)
Stock-based compensation	292,292	64,949
Expiration of net operating losses	1,886,313	2,042,308
Valuation allowance	(1,548,784)	(1,692,603)

	$—	$—

We had the following deferred tax assets and (liabilities):

	December 31,
	2010	2009
Deferred tax assets:

Inventory	$278,958	$273,882
Deferred revenue	507,734	579,193
Other accrued liabilities	109,394	284,314
Net operating loss carryforwards and credits	33,544,769	34,893,300

	34,440,855	36,030,689
Deferred tax liabilities:

Depreciation and amortization	(209,795)	(250,845)

Total deferred tax assets, net	34,231,060	35,779,844
Less valuation allowance	(34,231,060)	(35,779,844)

Net deferred tax assets	$—	$—

A full valuation allowance has been recorded against the deferred tax assets because of the uncertainty regarding the realizability of these benefits due to our historical operating losses. The net change in the valuation allowance for deferred tax assets was a decrease of  $1.5 million and  $1.7 million for the years ended December 31, 2010 and 2009, respectively, mainly due to the expiration of net operating loss carryforwards. As of December 31, 2010, we had net operating loss carryforwards of approximately  $87.1 million and  $68.3 million available to reduce future federal and state taxable income, respectively, which expire in 2011 through 2031. Approximately  $2.0 million of our carryforwards were generated as a result of deductions related to exercises of stock options. If utilized, this portion of our carryforwards, as tax effected, will be accounted for as a direct increase to contributed capital rather than as a reduction of that year's provision for income taxes.

As of December 31, 2010, we had unused research tax credits of approximately  $1.6 million available to reduce future federal income taxes. If unutilized, the credits expire between 2011 and 2030.

We did not have any unrecognized tax benefits or associated interest at December 31, 2010 or 2009 and we do not expect any significant changes to our unrecognized tax benefits within the next 12 months. We file federal and various state and local income tax returns. With few exceptions, we are no longer subject to federal, state or local income tax examinations for years prior to 2006.

We have not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since our formation due to the complexity and cost associated with such a study, and the fact that there may be additional such ownership changes in the future. If we have experienced an ownership change at any time since our formation, utilization of net operating loss or research and development credit carryforwards would be subject to an annual limitation under Section 382 of the Internal Revenue Code, which is determined by first multiplying the value of our stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss or research and development credit carryforwards before utilization. Further, until a study is completed and any limitation known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Due to the existence of the valuation allowance, future changes in our unrecognized tax benefits will not impact our effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.

$1.25 Million Convertible Loan And Convertible Debt Financing And Related Warrants	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
$1.25 Million Convertible Loan And Convertible Debt Financing And Related Warrants
$1.25 Million Convertible Loan And Convertible Debt Financing And Related Warrants	Note 7. Convertible Debt Financing and Related Warrants

On June 29, 2011, we entered into a  $225,000 Convertible Note Purchase and Warrant Agreement (the "Agreement") with Al Hansen, Mark Logomasini, Ed Flynn, and Ralph Makar (together, the "Purchasers") pursuant to which we issued Convertible Promissory Notes (the "Notes") and warrants to purchase common stock (the "Warrants"). Pursuant to the Agreement, we sold Notes in the principal amount of  $75,000 to each of Messrs. Hansen and Logomasini,  $50,000 to Mr. Flynn and  $25,000 to Mr. Makar. Each of Messrs. Flynn, Hansen, Logomasini, and Makar is a director of Bioject; Mr. Makar is also our Chief Executive Officer. In addition, Mr. Hansen is a managing director of Signet Health Partners, an affiliate of one of our principal shareholders, Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund II (Institutional), L.P.

The Notes bear interest at the rate of 10% per year with all principal and interest due December 29, 2011, which maturity date may be extended to June 28, 2012 at the option of the holder, and may not be prepaid without the written consent of the holders of a majority in interest of the Notes. The Notes are convertible at any time by the Purchasers into our common stock at the rate of  $0.19 per share, or, in the case of a qualified financing, into the equity securities sold in the financing at a price equal to the financing price. A qualified financing is defined as the offering by us of shares of equity securities, including units consisting of stock and warrants, resulting in the receipt of cash proceeds by us of at least  $225,000 in the aggregate (the "Minimum Proceeds") on or prior to the maturity date of the Notes. Minimum Proceeds shall not include the conversion of the principal amount of the outstanding Notes and accrued and unpaid interest thereon.

The number of shares for which each Warrant is exercisable automatically increases if the holder exercises his option to extend the maturity date of his Note. If no holder exercises his option to extend the maturity date of his Note, the Warrants will be exercisable for an aggregate of 118,422 shares of our common stock. If all holders exercise their options to extend the maturity date of their Notes, the Warrants will be exercisable for an aggregate of 236,844 shares of our common stock. The Warrants' exercise price is  $0.19 per share. Each Warrant is immediately exercisable and expires on June 28, 2014.

The proceeds have been allocated using the relative fair value of the Notes and the Warrant, with  $18,931 being allocated to the Warrant. The estimated fair value of the Warrant was determined utilizing the Black-Scholes valuation model using the following assumptions:

Risk-free interest rate	0.79%
Expected dividend yield	0%
Contractual term	3 years
Expected volatility	251%

The value of the Warrant was recorded as deferred financing fees as a component of other current assets on our Consolidated Balance Sheets and is being amortized over the six-month life of the Notes.

9.	$1.25 MILLION CONVERTIBLE LOAN:

At December 31, 2010, no amounts were outstanding under a term loan agreement with Partners For Growth, L.P. ("PFG") for  $1.25 million of convertible debt financing. This loan matured and was paid off in March 2010. At December 31, 2009,  $150,000 was outstanding under this term loan agreement.

Conversion Of $600,000 Convertible Note	12 Months Ended
Dec. 31, 2010
Conversion Of $600,000 Convertible Note
Conversion Of $600,000 Convertible Note
10.	CONVERSION OF $600,000 CONVERTIBLE NOTE:

In December 2009, we sold an aggregate of 92,448 shares of our Series G Convertible Preferred Stock (the "Series G Preferred Stock") at a price of  $13.00 per share under a Purchase Agreement with each of Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund (Institutional) II, L.P. (together "LOF"). Gross proceeds from the sale were  $1.2 million, payable by payment of  $0.5 million in cash and the cancellation of the  $0.6 million outstanding principal amount of and  $0.1 million accrued interest through December 18, 2009 on two convertible subordinated promissory notes, dated as of December 5, 2007, issued by us to LOF.

Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity
Shareholders' Equity
11.	SHAREHOLDERS' EQUITY:

Shareholder Rights Plan

On July 1, 2002, we adopted a shareholder rights agreement in order to obtain maximum value for shareholders in the event of an unsolicited acquisition attempt. To implement the agreement, we issued a dividend of one right for each share of our common stock held by shareholders of record as of the close of business on July 19, 2002.

Pursuant to the terms of the Series G Convertible Preferred Stock Agreement (see below), on January 8, 2010, we entered into a Fifth Amendment to Rights Agreement, which changed the expiration date of the rights issued under the Rights Agreement to January 10, 2010. Accordingly, as of that date, the rights no longer exist and the Rights Agreement terminated.

Preferred Stock

We have authorized 10 million shares of preferred stock to be issued from time to time with such designations and preferences and other special rights and qualifications, limitations and restrictions thereon, as permitted by law and as fixed from time to time by resolution of the Board of Directors.

We entered into a Registration Rights Agreement, dated December 18, 2009, with the holders of our Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Preferred Stock and Series G Preferred Stock. The Registration Rights Agreement supersedes the Registration Rights Agreement, dated January 22, 2008, between us and the holders of our Series F Preferred Stock; Article 6 of the Securities Purchase Agreement, dated as of March 8, 2006 between us and the holders of our Series E Preferred Stock; and the Registration Rights Agreement, dated November 15, 2004, between us and the holders of our Series D Preferred Stock. Under the Registration Rights Agreement, we agreed to file a registration statement under the Securities Act of 1933 to register the underlying common stock issued or issuable upon conversion of the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock within 180 days of demand by the majority of holders of registrable securities (as defined in the agreement). The agreement also grants the parties certain piggy-back registration rights.

Series D Preferred Stock

On November 15, 2004, we entered into a Purchase Agreement with Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund II (Institutional), L.P. (collectively, the "Investors") in connection with our sale and issuance to the Investors of an aggregate of 2,086,957 shares of our Series D convertible Preferred Stock and warrants to purchase an aggregate of 626,087 shares of our common stock at  $1.15 per share. The issuance price of the Series D Preferred Stock was  $1.15 per share at an initial conversion rate of one share of Series D Preferred Stock for one share of common stock, subject to adjustment under certain circumstances. The warrants expired unexercised on November 14, 2008. The net proceeds from the sale of the Series D Preferred Stock totaled  $2.3 million. The value of the warrant,  $514,000, was allocated on a pro rata basis to Series D Preferred Stock and common stock.

The Purchase Agreement provides that one representative of the Investors has the right to attend our board meetings. In addition, the Series D Preferred Stock has the following rights and preferences:

•

Series D Preferred Stock holders are entitled to receive, pro rata among such holders and on a pari passu basis with the holders of common stock, as if the Series D Preferred Stock had been converted into common stock, cash dividends at the same rate and in the same amount per share as any and all dividends declared and paid upon the then outstanding shares of our common stock.

•

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of Bioject, Series D Preferred Stock holders are entitled to receive a pro rata distribution of the assets available for distribution to our shareholders, before any payment is made in respect of the common stock or any series of Preferred Stock or other equity securities with rights junior to the Series D Preferred Stock with respect to liquidation preference, in an amount equal to  $1.15 per share plus all accrued but unpaid dividends.

•

The Series D Preferred Stock may be converted into common stock at the initial conversion rate of one share of Series D Preferred Stock being convertible into one share of common stock (subject to antidilution adjustments).

•

Series D Preferred Stock holders have the right to one vote for each share of common stock into which Series D Preferred Stock could then be converted, and, with respect to such vote, the Series D Preferred Stock holders have full voting rights and powers equal to the voting rights and powers of the holders of common stock; provided, however, that for purposes of determining these voting rights, each share of Series D Preferred Stock will be deemed to be converted into a number of shares equal to  $1.15 divided by  $1.30.

•	We may not, without obtaining the approval of a majority of the outstanding Series D Preferred Stock:

•	take any action that adversely affects the rights, privileges and preferences of the Series D Preferred Stock;

•	amend, alter or repeal any provision of, or add any provision to, our Articles of Incorporation or bylaws to change the rights, powers, or preferences of the Series D Preferred Stock;

•	declare or pay dividends on shares of common stock or Preferred Stock that is junior to the Series D Preferred Stock, subject to limited exceptions;

•	create any new series or class of preferred stock or other security having a preference or priority as to dividends or upon liquidation senior or pari passu with that of the Series D Preferred Stock;

•	reclassify any class or series of preferred stock into shares with a preference or priority as to dividends or assets superior to or on a parity with that of the Series D Preferred Stock;

•

apply any of our assets to the redemption or acquisition of shares of common stock or preferred stock, which is redeemable by its terms, junior to the Series D Preferred Stock, subject to limited exceptions;

•	increase or decrease the number of authorized shares of any series of preferred stock or our common stock;

•	agree to an acquisition of, or sale of all or substantially all of, our assets;

•	materially change the nature of our business; or

•	liquidate, dissolve or wind up Bioject's affairs.

Series E Preferred Stock and Related  $1.5 Million Convertible Debt Financing

On March 8, 2006, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with LOF and several of its affiliates (collectively, the "LOF Affiliates"). Under the Securities Purchase Agreement, upon receiving shareholder approval at our annual meeting in May 2006, and the satisfaction of customary and other closing conditions, the LOF Affiliates purchased approximately  $3.0 million of our Series E Preferred Stock at  $1.37 per share. Each share of Series E Preferred Stock is convertible into one share of common stock. The Series E Preferred Stock also included an 8% annual payment-in-kind dividend for 24 months. The Series E Preferred Stock was recorded at fair value on the date of issuance, approximately  $3.1 million, and the difference of  $109,000 was charged to net loss allocable to common shareholders as a beneficial conversion.

At the same time, we also entered into a Note and Warrant Purchase Agreement with certain of the LOF Affiliates for  $1.5 million of convertible debt financing (the "Agreement"). Under the terms of this Agreement, we received  $1.5 million of debt financing on March 8, 2006. The debt was due April 1, 2007, but was automatically converted, along with  $32,500 of accrued interest, to Series E Preferred Stock, at a conversion rate of  $1.37 per share, upon shareholder approval and the closing of our offering of Series E Preferred Stock under the Securities Purchase Agreement. Interest on debt outstanding under the Agreement was 10% per annum.

For the  $3.0 million purchase and the conversion of the  $1.5 million convertible debt, along with the  $32,500 of accrued interest, a total of 3,308,392 shares of Series E Preferred Stock were issued to the LOF Affiliates.

In connection with the Agreement, we issued warrants to purchase an aggregate of 656,934 shares of our common stock at  $1.37 per share to the lenders. The warrants expired in September 2010. See Note 13. The remaining proceeds from the issuance of the convertible debt, totaling  $833,000, were recorded as short-term borrowings and were to be accreted to the  $1.5 million face amount over the term of the debt. However, upon the closing of the Series E Preferred Stock as discussed above, the convertible debt under the Agreement was settled and converted to  $1.6 million of Series E Preferred Stock.

The Series E Preferred Stock has the following additional significant rights and preferences:

•

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of Bioject (a "Liquidation"), subject to the rights of any series of Preferred Stock with senior liquidation preferences, issued, or outstanding, the holders of Series E Preferred Stock then outstanding shall be entitled to receive, out of the assets of Bioject available for distribution to its shareholders (if any), before any payment shall be made in respect of the common stock, the Series D Preferred Stock or any other series of preferred stock or other equity securities of Bioject with rights junior to the Series E Preferred Stock with respect to liquidation preference, and pro rata based on the respective liquidation preferences with holders of preferred stock with a liquidation preference pari passu with the Series E Preferred Stock, an amount per share of Series E Preferred Stock equal to the Series E stated value, plus all accrued but unpaid dividends thereon to the date fixed for distribution, including specifically and without limitation, the payment-in-kind dividends to the extent not previously issued.

•	If, prior to the conversion of all of the Series E Preferred Stock (including the payment-in-kind dividends), there shall be:

•

any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Bioject's common stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of Bioject or another entity;

•

any dividend or other distribution of cash, other assets, or of notes or other indebtedness of Bioject, any other securities of Bioject (except common stock), or rights to the holders of its common stock; or

•

any acquisition or asset transfer that does not constitute a Liquidation, then the holders of Series E Preferred Stock shall thereafter have the right to receive upon conversion of Series E Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of shares of common stock, immediately theretofore issuable upon conversion, such cash, stock, securities, rights, and/or other assets that the holder would have been entitled to receive in such transaction had the Series E Preferred Stock been converted immediately prior to such transaction.

•	The Series E Preferred Stock and any related common stock equivalents outstanding are subject to antidilution adjustments.

•

On vote for each share of common stock into which Series E Preferred Stock could then be converted and, with respect to such vote, full voting rights and powers equal to the voting rights and powers of the holders of common stock;

So long as any of the originally issued shares of Series E Preferred Stock (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations, and the like and excluding payment-in-kind dividends) are outstanding as a single class, and except as otherwise mandated by applicable law or the terms of the Articles of Incorporation, Bioject shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of not less than a majority of the then outstanding Series E Preferred Stock, voting as a class:

•	take any action that adversely affects the rights, preferences and privileges of the holders of the Series E Preferred Stock;

•	amend, alter, or repeal any provision of, or add any provision to the Articles of Incorporation and/or the Articles of Amendment or bylaws of Bioject;

•	declare or pay dividends on shares of common stock or preferred stock that is junior to the Series E Preferred Stock;

•

create any new series or class of preferred stock or other security having a preference or priority as to dividends or upon liquidation senior to or pari passu with that of the Series E Preferred Stock;

•	reclassify any class or series of preferred stock into shares with a preference or priority as to dividends or assets superior to or on a parity with that of the Series E Preferred Stock;

•

apply any of its assets to the redemption or acquisition of shares of common stock or preferred stock, except pursuant to any agreement granting Bioject a right of first refusal or similar rights, and except in connection with purchases at fair market value from employees, advisors, officers, directors, consultants, and service providers of Bioject upon termination of employment or service;

•	increase or decrease the number of authorized shares of any series of preferred stock or common stock of Bioject;

•	agree to an acquisition of, or sale of all or substantially all of, our assets;

•	materially change the nature of Bioject's business; or

•	liquidate, dissolve or wind up Bioject's affairs.

Series F Convertible Preferred Stock

On January 22, 2008, we amended our Articles of Incorporation to designate 9,645 shares of our authorized preferred stock as Series F Convertible Preferred Stock (the "Series F Preferred Stock"). A description of the material rights and preferences of the Series F Preferred Stock is as follows:

•

Receive 8% annual payment-in-kind dividends ("PIK Dividends") for 24 months following January 22, 2008 (while these dividends will accrue, they will only be paid in connection with certain liquidation events or conversion of the Series F Preferred Stock);

•

Receive on a pari passu basis with the holders of common stock, as if the Series F Preferred Stock had been converted into common stock immediately before the applicable record date, cash dividends at the same rate and in the same amount per share as any and all dividends declared and paid upon the then outstanding shares of common stock;

•

Receive, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company and before any payment is made in respect of the common stock, the Series E Convertible Preferred Stock or the Series D Convertible Preferred Stock, an amount per share of Series F Preferred Stock equal to  $75 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), plus all accrued but unpaid dividends thereon to the date fixed for distribution, including, without limitation, the PIK Dividends to the extent not previously issued (if our assets available for distribution to shareholders are insufficient to pay the holders of Series F Preferred Stock the full amount to which they are entitled, then all the assets available for distribution to our shareholders shall be distributed ratably first to the holders of the Series F Preferred Stock);

•

Be convertible, at any time at the option of the holder, into common stock at a conversion rate of one share of Series F Preferred Stock being convertible into one hundred (100) shares of common stock (subject to anti-dilution adjustments);

•

One vote for each share of common stock into which Series F Preferred Stock could then be converted (excluding any PIK Dividends), and with respect to such vote, full voting rights and powers equal to the voting rights and powers of the holders of common stock;

•	Consent rights with respect to certain extraordinary transactions; and

•	Registration rights with respect to the shares of common stock issuable upon conversion of such shares of Series F Preferred Stock.

There is no restriction on the repurchase or redemption of the Series F Preferred Stock while there is an arrearage in the payment of dividends.

Series G Convertible Preferred Stock

On December 18, 2009, we amended our Articles of Incorporation to designate 184,615 shares of our authorized preferred stock as Series G Preferred Stock. A description of the material rights and preferences of the Series G Preferred Stock is set forth below.

The Series G Preferred Stock is entitled to:

•

Receive 8% annual payment-in-kind dividends ("PIK Dividends") per year; however, if we fail to declare or pay the PIK Dividends within 90 days of December 18 (beginning December 18, 2010), the PIK Dividends shall increase to 10%. PIK Dividends are payable in Series G Preferred Stock or cash at the option of the Board of Directors;

•

Receive on a pari passu basis with the holders of common stock, as if the Series G Preferred Stock had been converted into common stock immediately before the applicable record date, cash dividends at the same rate and in the same amount per share as any and all dividends declared and paid upon the then outstanding shares of common stock;

•

Receive, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of Bioject and before any payment is made in respect of the common stock, the Series F Preferred Stock, Series E Preferred Stock or the Series D Preferred Stock, an amount per share of Series G Preferred Stock equal to  $13.00 (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like), plus all accrued but unpaid dividends thereon to the date fixed for distribution, including, without limitation, the PIK Dividends to the extent not previously issued (if our assets available for distribution to shareholders are insufficient to pay the holders of Series G Preferred Stock the full amount to which they are entitled, then all the assets available for distribution to our shareholders shall be distributed ratably first to the holders of the Series G Preferred Stock);

•

Be convertible, at any time at the option of the holder, into common stock at a conversion rate of one share of Series G Preferred Stock being convertible into one hundred shares of common stock (subject to anti-dilution adjustments);

•

One vote for each share of common stock into which Series G Preferred Stock could then be converted (excluding any PIK Dividends), and with respect to such vote, full voting rights, and powers equal to the voting rights and powers of the holders of common stock;

•

For so long as 90,000 shares of Series G Preferred Stock are outstanding, nominate two directors, and for so long as less than 90,000 and more than 50,000 shares of Series G Preferred Stock are outstanding, nominate one director;

•

Consent rights with respect to certain extraordinary transactions, including (i) any increase in the number of shares of common stock reserved for issuance under our 1992 Stock Incentive Plan in excess of 5,400,000 shares, or any reservation or issuance of shares of common stock to our employees or directors under any stock incentive plan or agreement not in effect on December 18, 2009 and (ii) any prepayment of indebtedness for borrowed money; and

•	Registration rights with respect to the shares of common stock issuable upon conversion of such shares of Series G Preferred Stock.

There is no restriction on the repurchase or redemption of the Series G Preferred Stock while there is an arrearage in the payment of dividends.

Common Stock

Holders of common stock are entitled to one vote for each share held on all matters to be voted on by shareholders. No shares have been issued subject to assessment, and there are no preemptive or conversion rights and no provision for redemption, purchase or cancellation, surrender or sinking or purchase funds. Holders of common stock are not entitled to cumulate their shares in the election of directors. Certain holders of common stock have certain demand and piggyback registration rights enabling them to register their shares for sale under the 1933 Securities Act.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation
12.	STOCK-BASED COMPENSATION:

Certain information regarding our stock-based compensation was as follows:

	Year Ended December 31,
	2010	2009
Weighted average grant-date per share fair value of share options granted	$0.18	$—
Stock-based compensation recognized in results of operations	368,483	316,617
Fair value of restricted stock units that vested during the period	52,371	147,078

There was no stock-based compensation capitalized in fixed assets, inventory or other assets during the years ended December 31, 2010 or 2009.

The stock-based compensation was included in our statement of operations as follows:

	Year Ended December 31,
	2010	2009
Manufacturing	$45,839	$21,879
Research and development	49,874	61,727
Selling, general and administrative	272,770	233,011

	$368,483	$316,617

To determine the fair value of stock-based awards granted during the periods presented, we used the Black-Scholes option pricing model and the following weighted average assumptions:

	Year Ended December 31,
	2010	2009
Stock Incentive Plan
Risk-free interest rate	2.01-2.62%	—
Expected dividend yield	0%	—
Expected term	4.75 - 7 years	—
Expected volatility	168%-179%	—

There were no stock option grants during 2009.

The risk-free rate used is based on the U.S. Treasury yield over the estimated term of the options granted. The expected volatility is calculated based on the actual volatility of our common stock over a 5 year period. The option pricing model assumes no dividend payments will be made through the expected term.

We amortize stock-based compensation on a straight-line basis over the vesting period of the individual award with estimated forfeitures considered. Shares to be issued upon the exercise of stock options will come from newly issued shares.

Restated 1992 Stock Incentive Plan

Options may be granted to our directors, officers and employees and eligible non-employee agents, consultants, advisers and independent contractors by the Board of Directors under terms of the Bioject Medical Technologies Inc. Restated 1992 Stock Incentive Plan (the "Plan"). The Plan expires June 9, 2020. Under the terms of the Plan, eligible employees may receive statutory and nonstatutory stock options, stock bonuses, stock appreciation rights and restricted stock for purchase of shares of our common stock at prices and vesting as determined by the Board or a committee of the Board. As amended, a total of up to 5,400,000 shares of our common stock, including options outstanding at the date of initial shareholder approval of the Plan, may be granted under the Plan. At December 31, 2010, we had option or restricted share grants covering 294,000 shares of our common stock available for grant and a total of 2.4 million shares of our common stock reserved for issuance.

Stock option activity for the year ended December 31, 2010 was as follows:

	Options	Weighted Average Exercise Price
Outstanding at December 31, 2009	307,200	$1.58
Granted	2,080,764	0.19
Exercised	—	—
Forfeited	(86,673)	2.50

Outstanding at December 31, 2010	2,301,291	$0.40

Certain information regarding options outstanding as of December 31, 2010 was as follows:

	Options Outstanding	Options Exercisable
Number	2,301,291	624,232
Weighted average exercise price	$0.40	$0.96
Aggregate intrinsic value	—	—
Weighted average remaining contractual term	5.8 years	4.3 years

There is no aggregate intrinsic value for our options outstanding at December 31, 2010 as no optionees had options with exercise prices less than  $0.07 per share, the market value of our common stock on that date.

Restricted stock unit activity was as follows:

	Restricted Stock Units	Weighted Average Per Share Grant Date Fair Value
Balances, December 31, 2009	156,952	$0.60
Granted	—
Vested	(97,450)	0.70
Forfeited	—

Balances, December 31, 2010	59,502	0.39

As of December 31, 2010, unrecognized stock-based compensation related to outstanding, but unvested options and restricted stock units was  $267,000, which will be recognized over the weighted average remaining vesting period of approximately three years.

Employee Stock Purchase Plan

Our 2000 Employee Stock Purchase Plan, as amended, terminated in November 2009.

Warrants

Warrant activity is summarized as follows:

	Shares	Exercise Price
Balances, December 31, 2009	2,185,725	0.75 – 1.92
Expiration of Series DD	(100,000)	1.92
Expiration of Series EE	(58,515)	1.40
Expiration of Series FF	(656,934)	1.37

Balances, December 31, 2010	1,370,276	0.75-1.32

No warrants were issued or exercised during 2010.

Commitments	12 Months Ended
Dec. 31, 2010
Commitments
Commitments
13.	COMMITMENTS:

Leases

In October 2003, we entered into a 10-year facility lease for space to house our Tualatin, Oregon based research and development, manufacturing and administration functions. This lease has one, five-year renewal option. We also lease office equipment under operating leases for periods up to five years and certain equipment under capital leases.

At December 31, 2010, future minimum payments under noncancellable operating and capital leases with terms in excess of one year were as follows:

For the year ending December 31,	Operating	Capital
2011	$425,603	$6,373
2012	449,239	—
2013	464,700	—
2014	402,892	—
2015	—	—

Thereafter	—	—

Total minimum lease payments	$1,742,434	6,373

Less amounts representing interest and maintenance fees		(200)

Present value of future minimum lease payments		$6,173

At December 31, 2010 and 2009, the gross amount of assets on our balance sheet under capital leases was  $16,000 and  $22,000, respectively. Lease expense for the years ended December 31, 2010 and 2009 totaled  $424,000 and  $421,000, respectively.

Our 2003 facility lease includes deferred rent related to leasehold improvements made by the landlord. In addition, in November 2008, we negotiated a  $15,000 rent deferral for each of November 2008, December 2008 and January 2009 and, in March 2009, we entered into an agreement pursuant to which we deferred  $12,000 of rent for each of February, March and April 2009. On July 8, 2009, we entered into another amendment to our lease agreement, effective June 30, 2009, pursuant to which we deferred  $12,000 of rent for each of May and June 2009. Such agreements provided that amounts deferred, plus accrued interest at the rate of 9% per annum, shall be due within sixty (60) days upon the earlier to occur of (i) sale of all or substantially all of our assets or the acquisition or merger of Bioject or the occurrence of any other transaction identified in Section 4.15.4 of the original lease agreement, (ii) capital or equity raise of  $3.0 million or more, (iii) the entering of a strategic partnership with up-front payments over  $300,000, (iv) default by us under the lease; provided, that if none of the foregoing events have occurred by December 31, 2010, we shall commence paying back amounts deferred plus accrued interest in twelve (12) equal installments at the same time and in the same manner as base rent commencing on January 1, 2011 and on the first of each month thereafter until paid in full.

Unpaid deferred rent and accrued interest totaled  $120,000 and  $110,000 at December 31, 2010 and 2009, respectively, and was included as a component of current liabilities and other long-term liabilities, as appropriate, on our consolidated balance sheets. We were scheduled to begin repaying the deferred rent in January 2011 in twelve equal installments. However, in March 2011, we entered into an agreement with the landlord, which provides for further deferral. See Note 16 Subsequent Events.

Purchase Order Commitments

At December 31, 2010, we had open purchase order commitments totaling approximately  $550,000 through 2011, primarily related to inventory purchases for firm customer orders. Of this amount,  $18,000 related to capital equipment purchases for the benefit and ownership of a customer, which will reimburse us for costs incurred.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions
Related Party Transactions
14.	RELATED PARTY TRANSACTIONS:

Mr. Jerald Cobbs and Mr. Albert Hansen

Mr. Jerald Cobbs, a member of our Board of Directors, was the Managing Director of Signet Healthcare Partners (formerly Sanders Morris Harris) ("Signet"). Mr. Albert Hansen is a member of our Board of Directors and Managing Director of Signet. LOF and several of its affiliates are affiliates of Signet. As of December 31, 2010, LOF and several of its affiliates held 3,858,908 shares of our Series E Preferred Stock, including accrued payment-in-kind dividends. The 3,858,908 shares of our Series E Preferred Stock held by LOF and several of its affiliates are convertible into 3,858,908 shares of our common stock. The Series E Preferred Stock included an 8% annual payment-in-kind dividend for 24 months, which expired in the second quarter of 2008.

Certain funds affiliated with LOF and several of its affiliates also own 2,086,957 shares of our Series D Preferred Stock and 95,967 shares of our Series G Preferred Stock, including accrued dividends, which are convertible into 2,086,957 and 9,596,725 shares of our common stock, respectively.

LOF holds a warrant to purchase an aggregate of 80,000 shares of our common stock at  $0.75 per share. The warrant expires in December 2011.

The transactions with LOF were all deemed to be made at arms-length rates.

Mr. Edward Flynn

At December 31, 2010, Mr. Edward Flynn, a member of our Board of Directors, held 1,616,160 shares of our common stock, 784 shares of our Series F Preferred Stock, 4,166 shares of our Series G Preferred Stock, including preferred dividends, and a warrant for 66,667 shares of common stock. The Series F Preferred Stock and the Series G Preferred Stock are convertible into 783,842 and 416,588 shares of our common stock, respectively.

Recent Accounting Guidance	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Recent Accounting Guidance
Recent Accounting Guidance

Note 8. Recent Accounting Guidance

ASU 2010-17

In April 2010, the FASB issued ASU 2010-17, "Revenue Recognition – Milestone Method," which provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. Research or development arrangements frequently include payment provisions whereby a portion or all of the consideration is contingent upon milestone events such as successful completion of phases in a drug study or achieving a specific result from the research or development efforts. An entity often recognizes these milestone payments as revenue in their entirety upon achieving the related milestone, commonly referred to as the milestone method. We adopted the amendments in ASU 2010-17 effective January 1, 2011 on a prospective basis. Our previous practices are consistent with the guidance in ASU 2010-17 and, in future research and development transactions, we will analyze the impact and, when the milestones are substantive, we will recognize them according to ASU 2010-17. Accordingly, the adoption of the provisions of ASU 2010-17 did not have any effect on our financial position, results of operations or cash flows.

15.	RECENT ACCOUNTING GUIDANCE:

Not Yet Adopted

ASU 2010-17

In April 2010, the FASB issued ASU 2010-17, "Revenue Recognition – Milestone Method," which provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. Research or development arrangements frequently include payment provisions whereby a portion or all of the consideration is contingent upon milestone events such as successful completion of phases in a drug study or achieving a specific result from the research or development efforts. An entity often recognizes these milestone payments as revenue in their entirety upon achieving the related milestone, commonly referred to as the milestone method. The amendments in ASU 2010-17 are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted. While we are still analyzing the provisions of ASU 2010-17, we believe that our current practices are consistent with the guidance in ASU 2010-17 and, accordingly, we do not expect the adoption of the provisions of ASU 2010-17 to have any effect on our financial position, results of operations or cash flows.

ASU 2010-06

ASU 2010-06, "Improving Disclosures about Fair Value Measurements," requires new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into or out of Level 1 and Level 2 fair-value classifications. It also requires information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value assets and liabilities. These disclosures are required for fiscal years beginning on or after December 15, 2009. The ASU also clarifies existing fair-value measurement disclosure guidance about the level of disaggregation, inputs and valuation techniques, which are required to be implemented in fiscal years beginning on or after December 15, 2010. Since the requirements of this ASU only relate to disclosure, the adoption of the guidance will not have any effect on our financial position, results of operations or cash flows.

Subsequent Event	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Event
Subsequent Event

Note 9. Subsequent Event

Sale of Equipment

In July 2011, we received  $0.1 million from the sale of certain packaging equipment to a customer. We will continue to utilize this equipment in our manufacturing process and it will remain at our facility.

Equity Line of Credit

On August 29, 2011, we entered into an investment agreement (the "Investment Agreement") with Dutchess Opportunity Fund, II, LP, a Delaware limited partnership ("Dutchess"), for the sale of up to  $5.0 million in shares of our common stock over a three-year commitment period. Under the terms of the Investment Agreement, we may, from time to time, in our discretion, sell newly-issued shares of our common stock to Dutchess at 95% of the lowest volume weighted average price of our common stock for the five trading days that comprise the defined pricing period.

The amount of each advance under the Investment Agreement is generally limited to  $100,000, or 200% of the average daily volume traded in the U.S. of our common stock for the three consecutive trading days prior to the date we request the advance, multiplied by the average of the three daily closing prices immediately preceding the date of the advance notice. We are not obligated to use any of the  $5.0 million available under the Investment Agreement and there are no minimum commitments or minimum use penalties.

Also on August 29, 2011, we entered into a Registration Rights Agreement (the Registration Rights Agreement) with Dutchess, pursuant to which we agreed to register the resale by Dutchess of the shares of common stock issued under the Investment Agreement. In accordance with the terms of the Registration Rights Agreement, we must file a Registration Statement on Form S-1 with the Securities and Exchange Commission within 60 days of August 29, 2011.

16.	SUBSEQUENT EVENTS:

PATH and WHO

In February 2011, we entered into a collaboration with PATH and the World Health Organization ("WHO") to support efforts to advance clinical research of intradermal delivery of vaccines in developing-country immunization programs by providing our Intradermal Pen (the "ID Pen"). The ID Pen is a unique disposable-syringe jet injector for intradermal delivery. PATH and WHO will each provide funding for the development of ID Pen devices for further evaluation.

Deferred Rent Repayment Terms

In March 2011, we entered into an agreement with the landlord of our Tualatin, Oregon facility, which provides for the repayment of deferred rent at the rate of  $2,000 per month for the period April 1, 2011 through March 31, 2012 and  $3,742 per month for the period April 1, 2012 through December 31, 2014. See also Note 13.